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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 1, 1998

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                              1-9210               95-4035997
(State or other jurisdiction       (Commission         (I.R.S. Employer
of incorporation)                  File Number)        Identification No.)


            10889 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024
              (Address of principal executive offices) (ZIP code)

               Registrant's telephone number, including area code:
                                 (310) 208-8800



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Item 5.  Other Events

        Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-59395) declared effective by the Securities and Exchange Commission (the "Commission") on July 12, 1995, which, together with the Registration Statement on Form S-3 (File No. 333-49207) filed on April 2, 1998 pursuant to Rule 462(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended, relate to an aggregate of $900,000,000 of senior debt securities of Occidental Petroleum Corporation.

Item 7.  Exhibits

        1.1   Underwriting Agreement, dated April 2, 1998 among Occidental
              Petroleum Corporation and the Underwriters named therein.

        4.1   Form of 6.50% Senior Notes due April 1, 2005.

        4.2   Form of 7.20% Senior Notes due April 1, 2028.

        4.3   Form of 6.40% Senior Notes due April 1, 2013,
              Mandatorily Tendered on April 1, 2003.

        8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OCCIDENTAL PETROLEUM CORPORATION
                                                  (Registrant)



DATE:  April 3, 1998                   By: /s/ S. P. Dominick, Jr.
                                           ------------------------------------
                                           Name:  S. P. Dominick, Jr.
                                           Title: Vice President and Controller
                                                  (Chief Accounting and
                                                   Duly Authorized Officer)


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